Sterling Capital Maryland Intermediate Tax-Free Fund

Schedule of Portfolio Investments

June 30, 2020 (Unaudited)

Principal Amount		Fair Value
MUNICIPAL BONDS — 95.8%
	District of Columbia — 3.4%
$350,000	Washington Metropolitan Area Transit Authority, Series A-1, Advance Refunding Revenue Bonds, 5.000%, 7/1/26	$429,951
	Maryland — 92.4%
415,000	Anne Arundel County, MD, Consolidated Water & Sewer Improvements, G.O., Callable 10/1/29 @ 100, 5.000%, 10/1/31	560,357
250,000	Baltimore City, MD, Senior Refunding Revenue Bonds, Series D, Callable 1/1/25 @ 100, 5.000%,7/1/30	293,332
400,000	Calvert County, MD, County Commissioners Public Improvements, School Improvements G.O., Callable 7/1/29 @ 100, 4.000%, 7/1/31	500,032
200,000	Cecil County, MD, Consolidated Public School Improvements, Advance Refunding G.O., 4.000%,2/1/24	225,552
250,000	Charles County, MD, Consolidated Public School Improvements G.O., Callable 7/15/23 @100,5.000%,7/15/25	285,323
400,000	Dorchester County, MD, Telecommunications Improvements, G.O., Callable 1/1/28 @ 100, 5.000%,1/1/31	513,116
200,000	Harford County, MD, Public Improvements,G.O., Series A, Callable 10/1/29 @ 100, 5.000%,10/1/31	270,052
275,000	Howard County, MD, Housing Commission,General Capital Improvement Program, Local Multifamily Housing Revenue, 4.000%, 6/1/22	290,967
420,000	Maryland Economic Development Corp., Public Health Laboratory Public Improvements Revenue, Callable 6/1/21 @ 100, 5.000%, 6/1/26	437,920
250,000	Maryland Health & Higher Educational Facilities Authority, Anne Arundel Health System, Advance Refunding Revenue Bonds, Callable 7/1/27 @ 100, 5.000%, 7/1/28	300,235
300,000	Maryland Health & Higher Educational Facilities Authority, Broadmead Issue,Hospital, Nursing Home Improvements,Refunding Revenue, Series A, Callable 7/1/25 @103,5.000%,7/1/43	325,065
250,000	Maryland Health & Higher Educational Facilities Authority, Calvert Health System,Health, Hospital, Nursing Home Improvements, Refunding Revenue, Callable 7/1/23 @ 100, OID, 5.000%, 7/1/38	268,527
250,000	Maryland Health & Higher Educational Facilities Authority, Greater Baltimore Medical Center, Refunding Revenue, Series A, Callable 7/1/22 @ 100, 5.000%, 7/1/26	272,383
500,000	Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System, Health, Hospital, Nursing Home Improvements Revenue, Callable 7/1/22 @ 100,5.000%,7/1/25	544,765
470,000	Maryland Health & Higher Educational Facilities Authority, Lifebridge Health,Current Refunding Revenue Bonds, Callable 7/1/27 @ 100, 5.000%, 7/1/32	566,594

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)
	Maryland — (continued)
$250,000	Maryland Health & Higher Educational Facilities Authority, Maryland Institute College of Art, Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/23	$267,033
400,000	Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center Issue, Refunding Revenue, 5.000%, 7/1/22	431,620
250,000	Maryland Stadium Authority, Construction &Revitalization, School Improvements Revenue, Callable 5/1/28 @ 100, 5.000%, 5/1/35	303,650
400,000	Maryland Stadium Authority, Refunding Revenue, 5.000%, 6/15/23	454,312
500,000	Montgomery County, MD, Consolidated Public Improvements, Refunding G.O., Series A,Callable 11/1/28 @ 100, 5.000%, 11/1/32	653,790
250,000	Montgomery County, MD, Department Liquor Control Public Improvements Revenue, Series A, Callable 4/1/21 @ 100, OID, 4.500%, 4/1/26	257,773
500,000	Montgomery County, MD, West Germantown Development District, Refunding, Special Tax, 4.000%, 7/1/23	550,680
400,000	Prince George’s County, MD, Consolidated Public School Improvements, G.O., Series A,Callable 9/1/24 @ 100, 4.000%, 9/1/25	457,368
250,000	St. Mary’s College of Maryland, Academic Fees & Auxiliary, Refunding Revenue, (BAM), 4.000%,9/1/25	281,153
250,000	State of Maryland, State and Local Facilities Loan First Series, Public Improvements, G.O.,Callable 3/15/29 @ 100, 5.000%, 3/15/32	331,535
400,000	Washington Suburban Sanitary Commission,Consolidated Public Water Utility Improvements, G.O., (County Guaranteed), 4.000%,6/1/24	456,364
400,000	Washington Suburban Sanitary Commission,Consolidated Public Water Utility Improvements, G.O., Callable 6/1/26 @ 100, (County Guaranteed), 5.000%, 6/1/27	500,172
500,000	Washington Suburban Sanitary Commission,Consolidated Public Water Utility Improvements, G.O., Callable 6/1/26 @ 100, (County Guaranteed), 5.000%, 6/1/38	606,610
400,000	Worcester County, MD, Consolidated Public Improvements, School Improvements G.O., Callable 8/1/29 @ 100, 4.000%, 8/1/32	493,704
		11,699,984
	Total Municipal Bonds
	(Cost $11,351,151)	12,129,935

See accompanying Notes to the Schedule of Portfolio Investments.

Sterling Capital Maryland Intermediate Tax-Free Fund

Schedule of Portfolio Investments — (continued)

June 30, 2020 (Unaudited)

Shares		Fair Value
MONEY MARKET FUND — 3.2%
396,412	Federated Treasury Obligations Fund, Institutional Shares, 0.10%(a)	$396,412
	Total Money Market Fund
	(Cost $396,412)	396,412
Total Investments — 99.0%
(Cost $11,747,563)		12,526,347
Net Other Assets (Liabilities) — 1.0%		131,519
NET ASSETS—100.0%		$12,657,866

(a)	Represents the current yield as of report date.

BAM — Build America Mutual

G.O. — General Obligation

OID — Original Issue Discount

Continued

Sterling Capital Funds

Notes to Schedule of Portfolio Investments - Sterling Capital Maryland Intermediate Tax-Free Fund

June 30, 2020 (Unaudited)

1.	Organization:

Sterling Capital Funds (the “Trust”) commenced operations on October 5, 1992 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The Trust offers shares of Sterling Capital Maryland Intermediate Tax-Free Fund (referred to as the “Fund”), among other series of the Trust.

The Fund is a “non-diversified” fund, as defined in the 1940 Act, which means it may invest in the securities of a limited number of issuers.

2.	Significant Accounting Policies:

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of this schedule requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the schedule and the reported amount of income and expense for the reporting period. Actual results could differ from those estimates.

Securities Valuation — Investments of the Fund in securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market (including the NASDAQ Closing Price for securities traded on NASDAQ), typically 4:00 PM ET or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The Fund may also use an independent pricing service approved by the Board of Trustees (the “Board”) to value certain securities, including the use of electronic and matrix techniques. Investments in open-end investment companies are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies and exchange-traded funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair value of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) will be fair valued in accordance with procedures established in good faith under the general supervision of the Board.

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described as follows:

● Level 1 – quoted prices in active markets for identical securities

● Level 2 – based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

● Level 3 – based on significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the period ended June 30, 2020, there were no significant changes to the valuation policies and procedures.

Sterling Capital Funds

Notes to Schedule of Portfolio Investments - Sterling Capital Maryland Intermediate Tax-Free Fund — (continued)

June 30, 2020 (Unaudited)

The summary of inputs used to determine the fair value of the Fund’s investments as of June 30, 2020 is as follows:

	Level 1– Quoted Prices		Level 2– Other Significant Observable Inputs		Level 3– Significant Unobservable Inputs	Total
Assets:
Investments in Securities
Sterling Capital Maryland Intermediate Tax-Free Fund	$396,412	(a)	$12,129,935	(b)	$—	$12,526,347

(a)	Represents money market funds and/or certain preferred stocks.

(b)	Industries, countries or security types are disclosed in the Schedule of Portfolio Investments.

Cash and Cash Equivalents — The Fund considers liquid assets deposited with a bank, and certain short term debt instruments with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. The Fund may invest its excess cash in the Federated Treasury Obligations Fund or a similar money market fund or other short-term investment.

Credit Enhancements — Certain obligations held in the Fund have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC).

Mortgage Dollar Rolls — The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for a Fund, and the income from these investments will generate income for a Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what the performance would have been without the use of dollar rolls. The Fund accounts for mortgage dollar roll transactions as purchases and sales. The Fund does not hold any mortgage dollar rolls during the period.

When-Issued — The Fund may purchase securities on a “when-issued” basis. The Fund records when-issued securities on the trade date and pledge assets with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Fund commencing with the date the Fund agrees to purchase the securities. The Fund does not accrue interest or dividends on “when-issued” securities until the underlying securities are received.

3.	Concentration of Credit Risk:

The Fund invests primarily in debt instruments of municipal issuers in their respective states. The issuers’ abilities to meet their obligations may be affected by economic developments in a specific state or region.

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